BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund

BlackRock Equity Dividend Fund

BlackRock Funds II

BlackRock Floating Rate Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock U.S. Government Bond Portfolio

BlackRock Funds III

iShares S&P 500 Index Fund

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Opportunities Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund

BlackRock Strategic Global Bond Fund, Inc.

Investor A1, Investor B1, Investor C1, Investor C2 and Investor C3 Shares, as applicable

(each, a “Fund”)

Supplement dated August 30, 2017 to the Prospectus of each Fund (each, a “Prospectus”)

Effective September 5, 2017, each Prospectus is amended as follows:

The section of each Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Buy Shares—How to Pay for Shares—Making payment for purchases,” except with respect to the BlackRock Floating Rate Income Portfolio and the iShares S&P 500 Index Fund, is deleted in its entirety and replaced with the following:

How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the second business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

The following disclosure is added to the section of each Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Have your Financial Intermediary submit your sales order”:

Regardless of the method the Fund uses to make payment of your redemption proceeds (check, wire or ACH), your redemption proceeds typically will be sent one to two business days after your request is submitted, but in any event, within seven days.

Shareholders should retain this Supplement for future reference.

PRO-ALLPRI-0817SUP